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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 23, 2008

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                    PO Box 335, Dargaville, New Zealand 0340
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 903-3368

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On October 23, 2008 we acquired an existing online marketplace designed to help small businesses raise capital by connecting with investors seeking investment opportunities. Terms of the acquisition, 250,000 shares of PIVX Common Stock, are disclosed in more detail in the attached executed definitive agreement.

As of the date of the agreement PIVX Common Stock had a current market price of $0.022 per share giving a fair market value of $5,500.00 to the 504investor.com domain name and associated existing website.


Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. 504investor.com (PEMCO LTD) Agreement of Sale for Restricted Stock.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2008

                                   PivX Solutions, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer
                                       Chief Financial Officer and Secretary

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EXHIBIT 1

AGREEMENT OF SALE FOR RESTRICTED STOCK


 	THIS AGREEMENT OF SALE FOR RESTRICTED STOCK (this "Agreement") is executed as of October 6, 2008 (the "Effective Date") by and between the undersigned (the "Vendor") and PIVX SOLUTIONS, INC., a Nevada corporation (the "Company"). Each of the capitalized terms used but not otherwise defined herein shall have the meaning assigned to such term under the Agreement (as defined below).

	WHEREAS, the Company wishes to acquire certain assets owned by Vendor and offers to pay Vendor with restricted shares of its Common Stock (the "Consideration");

	WHEREAS, Vendor desires to sell said assets in exchange for Consideration in the amount of 250,000 (two hundred fifty thousand) shares of Common Stock of the Company, having a current fair market value of
  $0.022 per share;

	WHEREAS, Vendor and the Company desire to enter into this Agreement to provide the terms and conditions upon which the Consideration will be tendered in shares of Common Stock in exchange for the Vendor's assets;

	NOW THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Vendor and Company agree as follows:

       	1.   	Sale. As of the Effective Date, Vendor hereby elects to
 sell the assets identified in paragraph 1(a) to Company in exchange for the Consideration in the amount of 250,000 (two hundred fifty thousand) shares of Common Stock of the Company, having a current fair market value of $0.022 per share.

	1. (a)	The domain name "504investor.com" and all website content
 related thereto.

       	2.    	Representations, Warranties and Covenants.

 (a) Of the Company. The Company hereby makes the following representations, warranties and covenants in favor of Vendor:

      	(i) Authorized Shares. The shares of the Common Stock identified in Section 1 of this Agreement constitute duly authorized shares of the capital stock of the Company the issuance of which to Vendor has been duly authorized by the Board of Directors of the Company.

      	(ii) Validly Issued. Upon issuance of the shares of Common Stock identified in Section 1 of this Agreement, such shares of the Common Stock shall be validly issued and outstanding, fully paid, nonassessable and free and clear of all liens and encumbrances arising through the actions of the Company or its directors, officers, employees or agents.

	(iii) Issuance of Common Stock. Upon the Company's receipt of duly executed counterpart of this Agreement from Vendor, the Company shall issue the shares of Common Stock specified in Section 1 of this Agreement to the party identified in Section 1 of this Agreement as electing to receive such shares.

     	(b) Of the Vendor. Vendor hereby makes the following representations, warranties and covenants with respect to such Vendor in favor of the Company.

	(i) Authorization. Such Vendor has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Vendor. The individual signing this Agreement on behalf of such Vendor is duly authorized to execute this Agreement for and on behalf of such Vendor. All organizational action, if any, required to be taken to authorize (i) the execution and delivery of this Agreement by the undersigned individual for and on behalf of such Vendor and (ii) the performance by such Vendor of such Vendor's obligations hereunder has been taken.

	(ii) Purchase Entirely for Own Account. This Agreement is made with such Vendor in reliance upon such Vendor's representation to the Company, which, by such Vendor's execution of this Agreement, such Vendor hereby confirms, that the shares of Common Stock to be purchased by such Vendor (collectively, the "Securities") are being and will be acquired for investment for such Vendor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that neither such Vendor nor any of its officers, members, managers or representatives with the authority, responsibility or power to make a decision with regard to the purchase or sale of the Securities or any portion thereof (collectively, such "Vendor's Representatives") has any present intention of selling, granting any participation in or otherwise distributing the same. Such Vendor and such Vendor's Representatives are familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Securities Act of 1933, as amended (the "Securities Act") and state securities laws and the special meaning given to such term by the Securities and Exchange Commission (the "SEC"). By executing this Agreement, Vendor further represents that such Vendor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

      	(iii)    Reliance Upon Vendor's Representations and Warranties.
 Such Vendor and such Vendor's Representatives understand that the Securities are not, and upon issuance of any of the Securities, at the time of issuance may not be, registered under the Securities Act on the ground that the exchange provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Company's reliance on such exemption is predicated on such Vendor's representations and warranties set forth herein. Such Vendor and such Vendor's Representatives realize that the basis for the exemption may not be present if, notwithstanding such representations and warranties, such Vendor or any of such Vendor's Representatives has in mind merely acquiring the Securities or any portion thereof for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Neither such Vendor nor any of such Vendor's Representatives has any such intention. Furthermore, such Vendor hereby covenants to indemnify the Company for and hold the Company harmless from all losses, costs, damages, liabilities and expenses arising out of or in connection with any breach or inaccuracy of any representation, warranty or covenant made by such Vendor in this Agreement.

      	(iv) Receipt of Information. Such Vendor and such Vendor's Representatives have received all the information they consider necessary or appropriate for deciding whether to purchase the Securities and each portion thereof. Such Vendor further represents that such Vendor and such Vendor's Representatives have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and each portion thereof and the business, properties, prospects and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Vendor or such Vendor's Representatives or to which such Vendor or such Vendor's Representatives had access. Neither such Vendor nor any of such Vendor's Representatives has received, or is relying upon, any representations, written or oral, from the Company, or its officers, directors, employees, attorneys or agents. In making the decision to purchase the Securities and each portion thereof, such Vendor and such Vendor's Representatives have relied solely upon their review of this Agreement, the Company's Articles of Incorporation, as amended and independent investigations made by such Vendor or such Vendor's Representatives without assistance of the Company or its officers, directors, employees, attorneys or agents.

 	(v) Investment Experience. Such Vendor represents that it and such Vendor's Representatives are experienced in evaluating and investment in private placement transactions of securities of companies in a similar stage of development as the Company and acknowledges that such Vendor can bear the economic risk of such Vendor's investment and that such Vendor's Representatives have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the Securities.

(vi)Accredited Investor. Such Vendor:

 X  is     is not an Accredited Investor, as such term is defined in
---    ---
 Regulation D promulgated under the Securities Act.

	(vii) Restricted Securities. Such Vendor and each of such Vendor's Representatives understands that neither the Securities nor any portion thereof may be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities (or such portion thereof) or an available exemption from registration under the Securities Act, the Securities and each portion thereof must be held indefinitely. Such Vendor and each of such Vendor's Representatives realize that the Securities and each portion thereof are unlikely to qualify for sale or other disposition under Rule 144 issued by the SEC. Furthermore, such Vendor and each of such Vendor's Representatives are aware that neither the Securities nor any portion thereof may be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available. Such Vendor further acknowledges that the Company is under no obligation to register the Securities or any portion thereof under the Securities Act or under any state securities laws or to assist in complying with any exemption from such registration if such Vendor should at a later date wish to dispose of the Securities or such portion.

	(viii) Legends. To the extent applicable, each certificate or other document evidencing any of the Securities shall be endorsed with the legends substantially in the form set forth below:

	The following legend under the Securities Act:

 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS PIVX SOLUTIONS, INC. (THE "COMPANY") HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

 Also the Company shall endorse such certificates with each legend imposed or required by the Company's Articles of Incorporation, the Company's Bylaws or applicable state securities laws.

	3.	Governing Law. This Agreement shall be governed by the laws
 of the State of Massachusetts, without reference to the choice of laws rules of such state.

      	4.  	Attorneys' Fees. In the event any party hereto fails to
 perform any of its obligations under this Agreement or the transactions contemplated hereby or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including court costs and reasonable attorneys' fees.

      	5.    	Successors and Assigns. This Agreement shall be binding upon each party hereto and its respective successors and assigns.

      	6.   	Severability. If any term of provision of this Agreement or
 any application thereof shall be held invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

      	7.    	Entire Agreement. This Agreement constitutes the entire
 agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties hereto. The Company and Vendor hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the subject matter hereof are merged into and revoked by this Agreement.

      	8.   	Interpretation. All provisions of this Agreement shall be
 interpreted according to their fair meaning and shall not be strictly construed against any party.

      	9.   	Counterparts; Facsimile Signature. This Agreement may be
 executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall constitute one agreement. An original signature or copy thereof transmitted by facsimile shall constitute an original signature for purposes of this Agreement.

	IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

					COMPANY

						PIVX SOLUTIONS, INC.,
						a Nevada corporation



					By:     /s/ Jason Coombs
						-------------------
                            			Jason Coombs
						Chief Executive Officer



					VENDOR

						PEMCO, LTD
						STURBRIDGE, MA

						/s/ Dr Charles Stevens
						-------------------
						Signature


						PEMCO LTD CEO
						Dr Charles Stevens
						-------------------
						Print Name